INCOME TAX	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAX

13. INCOME TAX

The components of net deferred tax assets and liabilities at December 31, 2020 and 2019 are set forth below:

	December 31, 2020	December 31, 2019
Deferred tax assets:
Federal NOL Carryforward	$1,794,200	$2,316,300
UNICAP	193,000	777,800
Lease Liability	176,700	-
Stock Based compensation	9,200	-
Investments	57,100	-
Total assets	2,230,200	3,094,100
Deferred tax liabilities:
Property and equipment	1,705,400	2,922,500

Right of use assets	183,500	-
Total liabilities	1,888,900	2,922,500
Subtotal deferred tax assets (liabilities)	341,300	171,600
Valuation Allowance	(341,300)	-
Net deferred tax assets (liabilities)	$-	$171,600

In accordance with GAAP, management assesses whether it is more-likely-than-not that some portion or all of the deferred tax assets would not be realized, and a valuation allowance is warranted. At December 31, 2020, management determined that it was more-likely-than-not that a valuation amount should be applied against the Company’s net deferred tax assets. On December 31, 2019, management determined that it was more-likely-than-not that the Company’s deferred tax assets would be realized. Accordingly, on December 31, 2019, no valuation allowance was recorded against the Company’s federal net deferred tax assets. The change in valuation allowance in the current year was an increase of $341,300.

The Company has approximately $8.5 million of federal net operating losses at December 31, 2020. These NOLs will not expire but are limited to 80% of taxable income, due to the CARES Act.

The components of income tax expense and the effective tax rates for the years ended December 31, 2020 and 2019 are as follows:

	Years Ended December 31,
	2020	2019

Current:
Federal	$-	$-
Total Current	-	-
Deferred:
Federal	(224,500)	(634,600)
Total Deferred	(224,500)	(634,600)
Valuation Allowance	341,300	-
Total Income Tax (Benefit) Expense	$116,800	$(634,600)

The expected tax rate differs from the U.S. Federal statutory rate as follows:

	2020	2019
US Federal statutory rate	21%	21%
Adjustment for Deferred Tax	(16.3%)	124%
PPP Loan forgiveness	3.2%	0%
Change in Federal Valuation Allowance	(9.4%)	0%
Non-controlling interest	(1.3%)	0%
Other	(0.4%)	0%
Effective Tax Rate	(3.2%)	145%

On December 31, 2020, the Company has not recorded any uncertain tax positions for any tax year and treats accrued interest and penalties on income tax liabilities as income tax expense.

The Company files an income tax return in the U.S. and is subject to examination by the IRS for the tax years 2018 and 2019.